[LOGO] ING FUNDS

                                                                       (h)(3)(i)

April 28, 2008

Ms. Mary Jean Milner
Vice President
The Bank of New York Mellon
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule, each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (the "Portfolios"), each a newly established Series of ING Investors Trust to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated January 31, 2008.

     The Amended Exhibit A has also been updated to reflect: 1) the name changes of ING SmallCap Value Choice Fund to ING SmallCap Value Multi-Manager Fund, ING International Fund to ING International Growth Opportunities Fund, ING International SmallCap Fund to ING International SmallCap Multi-Manager Fund, ING FMR(SM) Large Cap Growth Portfolio to ING Van Kampen Large Cap Growth Portfolio, ING FMR(SM) Mid Cap Growth Portfolio to ING Mid Cap Growth Portfolio and 2) the removal of ING GET Fund - Series T because this fund recently dissolved and ING Investment Funds, Inc. because ING MagnaCap Fund, the only series of this Corporation was recently dissolved, the removal of ING Growth Fund because this fund recently dissolved, the removal of ING International Equity Fund because this fund recently dissolved, the removal of ING VP International Equity Portfolio because this portfolio recently dissolved, and the removal of ING Fundamental Research Portfolio because this portfolio recently merged into ING VP Growth and Income Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        By: /s/ Todd Modic
                                            ------------------------------------
                                        Name:  Todd Modic
                                        Title: Senior Vice President
                                               ING Investors Trust


ACCEPTED AND AGREED TO:
The Bank of New York Mellon


By:    /s/ Bruce L. Baumann
       -------------------------------
Name:  Bruce L. Baumann
Title: Vice President, Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

Fund                                                                  Effective Date
----                                                                ------------------
ING Asia Pacific High Dividend Equity Income Fund                     March 27, 2007

ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A                              May 17, 2004
   ING Corporate Leaders Trust - Series B                              May 17, 2004

ING Equity Trust
   ING Equity Dividend Fund                                          December 4, 2007
   ING Financial Services Fund                                         June 9, 2003
   ING Fundamental Research Fund                                    December 28, 2005
   ING Index Plus LargeCap Equity Fund                                 June 2, 2003
   ING Index Plus LargeCap Equity Fund II                              June 2, 2003
   ING Index Plus LargeCap Equity Fund III                             June 2, 2003
   ING Index Plus LargeCap Equity Fund IV                              June 2, 2003
   ING Index Plus LargeCap Equity Fund V                               June 2, 2003
   ING LargeCap Growth Fund                                            June 9, 2003
   ING LargeCap Value Fund                                          February 1, 2004
   ING MidCap Opportunities Fund                                       June 9, 2003
   ING Opportunistic LargeCap Fund                                  December 28, 2005
   ING Principal Protection Fund VI                                    June 2, 2003
   ING Principal Protection Fund VII                                    May 1, 2003
   ING Principal Protection Fund VIII                                 October 1, 2003
   ING Principal Protection Fund IX                                 February 2, 2004
   ING Principal Protection Fund X                                      May 3, 2004
   ING Principal Protection Fund XI                                   August 16, 2004
   ING Principal Protection Fund XII                                November 15, 2004
   ING Real Estate Fund                                                June 9, 2003
   ING SmallCap Opportunities Fund                                     June 9, 2003
   ING SmallCap Value Multi-Manager Fund                            February 1, 2005
   ING Value Choice Fund                                            February 1, 2005

ING Funds Trust
   ING Classic Money Market Fund                                       April 7, 2003
   ING GNMA Income Fund                                                April 7, 2003
   ING High Yield Bond Fund                                            April 7, 2003
   ING Institutional Prime Money Market Fund                           July 29, 2005
   ING Intermediate Bond Fund                                          April 7, 2003
   ING National Tax-Exempt Bond Fund                                   April 7, 2003

ING GET Fund
   ING GET Fund - Series U                                             July 14, 2003
   ING GET Fund - Series V                                            March 13, 2003

ING Global Equity Dividend and Premium Opportunity Fund               March 28, 2005

ING Global Advantage and Premium Opportunity Fund                    October 27, 2005

ING Infrastructure Development Equity Fund                                  TBD

ING International High Dividend Equity Income Fund                    August 28, 2007

ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio                     January 6, 2003
   ING American Funds Asset Allocation Portfolio                      April 28, 2008
   ING American Funds Bond Portfolio                                November 9, 2007
   ING American Funds Growth Portfolio                              September 2, 2003
   ING American Funds Growth-Income Portfolio                       September 2, 2003
   ING American Funds International Portfolio                       September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                           January 6, 2003
   ING BlackRock Large Cap Value Portfolio                            January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio                   April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio                     January 13, 2003
   ING Disciplined Small Cap Value Portfolio                          April 28, 2006
   ING EquitiesPlus Portfolio                                         April 28, 2006
   ING Evergreen Health Sciences Portfolio                              May 3, 2004
   ING Evergreen Omega Portfolio                                        May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                          January 6, 2003
   ING Van Kampen Large Cap Growth Portfolio                          April 29, 2005
   ING Mid Cap Growth Portfolio                                      January 13, 2003
   ING Focus 5 Portfolio                                              August 20, 2007
   ING Franklin Income Portfolio                                      April 28, 2006
   ING Franklin Mutual Shares Portfolio                               April 30, 2007
   ING Franklin Templeton Founding Strategy Portfolio                 April 30, 2007
   ING Global Real Estate Portfolio                                   January 3, 2006
   ING Global Resources Portfolio                                    January 13, 2003
   ING Global Technology Portfolio                                    January 6, 2003
   ING Goldman Sachs Commodity Strategy Portfolio                     April 28, 2008
   ING International Growth Opportunities Portfolio                  January 13, 2003
   ING Janus Contrarian Portfolio                                    January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio                    January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio                      January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                         April 29, 2005
   ING Julius Baer Foreign Portfolio                                 January 13, 2003
   ING Legg Mason Value Portfolio                                    January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                            May 1, 2004
   ING LifeStyle Conservative Portfolio                              October 17, 2007
   ING LifeStyle Growth Portfolio                                       May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                              May 1, 2004

   ING LifeStyle Moderate Portfolio                                     May 1, 2004
   ING Limited Maturity Bond Portfolio                                January 6, 2003
   ING Liquid Assets Portfolio                                        January 6, 2003
   ING Lord Abbett Affiliated Portfolio                               January 6, 2003
   ING Marsico Growth Portfolio                                      January 13, 2003
   ING Marsico International Opportunities Portfolio                  April 29, 2005
   ING MFS Total Return Portfolio                                    January 13, 2003
   ING MFS Utilities Portfolio                                        April 29, 2005
   ING Multi-Manager International Small Cap Portfolio                April 28, 2008
   ING Oppenheimer Main Street Portfolio(R)                          January 13, 2003
   ING PIMCO Core Bond Portfolio                                     January 13, 2003
   ING PIMCO High Yield Portfolio                                    November 5, 2003
   ING Pioneer Equity Income Portfolio                                 May 11, 2007
   ING Pioneer Fund Portfolio                                         April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                                April 29, 2005
   ING Stock Index Portfolio                                         November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                  January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                         January 13, 2003
   ING Templeton Global Growth Portfolio                             January 13, 2003
   ING UBS U.S. Allocation Portfolio                                  January 6, 2003
   ING Van Kampen Capital Growth Portfolio                           January 13, 2003
   ING Van Kampen Global Franchise Portfolio                         January 13, 2003
   ING Van Kampen Growth and Income Portfolio                        January 13, 2003
   ING Van Kampen Real Estate Portfolio                              January 13, 2003
   ING VP Index Plus International Equity Portfolio                    July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio                        January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio                   November 30, 2005

ING Mayflower Trust
   ING International Value Fund                                      November 3, 2003

ING Mutual Funds
   ING Asia-Pacific Real Estate Fund                                 October 15, 2007
   ING Disciplined International SmallCap Fund                       December 20, 2006
   ING Diversified International Fund                                December 7, 2005
   ING Emerging Countries Fund                                       November 3, 2003
   ING Emerging Markets Fixed Income Fund                            December 7, 2005
   ING European Real Estate Fund                                     October 15, 2007
   ING Foreign Fund                                                    July 1, 2003
   ING Global Bond Fund                                                June 19, 2006
   ING Global Equity Dividend Fund                                   September 2, 2003
   ING Global Natural Resources Fund                                 November 3, 2003
   ING Global Real Estate Fund                                       November 3, 2003
   ING Global Value Choice Fund                                      November 3, 2003
   ING Greater China Fund                                            December 7, 2005
   ING Index Plus International Equity Fund                          December 7, 2005

   ING International Capital Appreciation Fund                       December 7, 2005
   ING International Equity Dividend Fund                              May 16, 2007
   ING International Growth Opportunities Fund                       November 3, 2003
   ING International Real Estate Fund                                February 28, 2006
   ING International SmallCap Multi-Manager Fund                     November 3, 2003
   ING International Value Choice Fund                               February 1, 2005
   ING International Value Opportunities Fund                        February 28, 2007
   ING Russia Fund                                                   November 3, 2003

ING Partners, Inc.
   ING American Century Large Company Value Portfolio                January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio                January 10, 2005
   ING Baron Asset Portfolio                                         December 7, 2005
   ING Baron Small Cap Growth Portfolio                              January 10, 2005
   ING Columbia Small Cap Value II Portfolio                          April 28, 2006
   ING Davis New York Venture Portfolio                              January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                       November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                       November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                              November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                             November 15, 2004
   ING Index Solution 2015 Portfolio                                   March 7, 2008
   ING Index Solution 2025 Portfolio                                   March 7, 2008
   ING Index Solution 2035 Portfolio                                   March 7, 2008
   ING Index Solution 2045 Portfolio                                   March 7, 2008
   ING Index Solution Income Portfolio                                 March 7, 2008
   ING JPMorgan International Portfolio                              January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                              January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio               January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio                January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio              December 7, 2005
   ING Neuberger Berman Partners Portfolio                           December 7, 2005
   ING Neuberger Berman Regency Portfolio                            December 7, 2005
   ING OpCap Balanced Value Portfolio                                January 10, 2005
   ING Oppenheimer Global Portfolio                                  January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                        January 10, 2005
   ING PIMCO Total Return Portfolio                                  January 10, 2005
   ING Pioneer High Yield Portfolio                                  December 7, 2005
   ING Solution 2015 Portfolio                                        April 29, 2005
   ING Solution 2025 Portfolio                                        April 29, 2005
   ING Solution 2035 Portfolio                                        April 29, 2005
   ING Solution 2045 Portfolio                                        April 29, 2005
   ING Solution Growth and Income Portfolio                            June 29, 2007
   ING Solution Growth Portfolio                                       June 29, 2007
   ING Solution Income Portfolio                                      April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio            January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                         January 10, 2005

   ING Templeton Foreign Equity Portfolio                            November 30, 2005
   ING Thornburg Value Portfolio                                     January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                           January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                            April 28, 2006
   ING Van Kampen Comstock Portfolio                                 January 10, 2005
   ING Van Kampen Equity and Income Portfolio                        January 10, 2005

ING Risk Managed Natural Resources Fund                              October 24, 2006

ING Series Fund, Inc.
   Brokerage Cash Reserves                                             June 2, 2003
   ING 130/30 Fundamental Research Fund                               April 28, 2006
   ING Balanced Fund                                                   June 2, 2003
   ING Global Income Builder Fund                                      March 5, 2008
   ING Global Science and Technology Fund                              June 2, 2003
   ING Growth and Income Fund                                          June 9, 2003
   ING Index Plus LargeCap Fund                                        June 9, 2003
   ING Index Plus MidCap Fund                                          June 9, 2003
   ING Index Plus SmallCap Fund                                        June 9, 2003
   ING Money Market Fund                                               June 2, 2003
   ING Small Company Fund                                              June 9, 2003
   ING Strategic Allocation Conservative Fund                          June 2, 2003
   ING Strategic Allocation Growth Fund                                June 2, 2003
   ING Strategic Allocation Moderate Fund                              June 2, 2003
   ING Tactical Asset Allocation Fund                                  March 5, 2008

ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                                    May 16, 2007
   ING SPorts Core Plus Fixed Income Fund                               May 16, 2007

ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio                  July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                        July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio                      July 7, 2003

ING Variable Funds
   ING VP Growth and Income Portfolio                                  July 7, 2003

ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                              June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                           September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                            December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                             March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                              June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                           September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                            December 10, 2004

   ING GET U.S. Core Portfolio - Series 8                             March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                             June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                           September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                           December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                            March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                            June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                           December 21, 2006
   ING VP Global Equity Dividend Portfolio                           November 3, 2003

ING Variable Portfolios, Inc.
   ING International Index Portfolio                                   March 4, 2008
   ING Lehman Brothers Aggregate Bond Index Portfolio                  March 4, 2008
   ING Morningstar U.S. Growth Index Portfolio                        April 28, 2008
   ING Russell Large Cap Index Portfolio                               March 4, 2008
   ING Russell Mid Cap Index Portfolio                                 March 4, 2008
   ING Russell Small Cap Index Portfolio                               March 4, 2008
   ING VP Global Science and Technology Portfolio                      July 7, 2003
   ING VP Growth Portfolio                                             July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                July 7, 2003
   ING VP Index Plus MidCap Portfolio                                  July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                July 7, 2003
   ING VP Small Company Portfolio                                      July 7, 2003
   ING VP Value Opportunity Portfolio                                  July 7, 2003
   ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio    January 16, 2008

ING Variable Products Trust
   ING VP Financial Services Portfolio                                  May 1, 2004
   ING VP High Yield Bond Portfolio                                   October 6, 2003
   ING VP International Value Portfolio                              November 3, 2003
   ING VP MidCap Opportunities Portfolio                              October 6, 2003
   ING VP Real Estate Portfolio                                         May 1, 2004
   ING VP SmallCap Opportunities Portfolio                            October 6, 2003

ING VP Balanced Portfolio, Inc.                                        July 7, 2003

ING VP Intermediate Bond Portfolio                                     July 7, 2003

ING VP Money Market Portfolio                                          July 7, 2003